SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

LZG INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53994	98-0234906
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

54 WEST 40th STREET, SUITE 1123, NEW YORK, new york	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 310-3978

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE ABOUT FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K filed by LZG International, Inc. with the Securities and Exchange Commission (the “SEC”) contains or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, management; as well as estimates and assumptions made by management. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Company or management, identify forward looking statements.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into A Material Definitive Agreement

LZG International, Inc. (“LZG” or “the Company”) has entered into a Master Stock Purchase Agreement (“Stock Purchase Agreement”), dated as of June 17, 2022, with two individuals, Yevgeniy Chsherbinin and Victor Nazarov (together “Sellers”), through its wholly owned subsidiary, FB PrimeSource Acquisition, LLC (“Buyer”) to acquire Prime Source, a Kazakhstani corporation (“Prime Source”) and Prime Source’s affiliates consisting of Prime Source Innovation, Prime Source – Analytical Systems, Digitalism, and InFin-IT Solution (together with Prime Source, the “Prime Source Companies”) (See the Stock Purchase Agreement, filed as Exhibit 1.1 to this report). The parties closed this transaction on June 17, 2022 (“Closing Date”).

Prime Source, the largest independent IT solutions provider in Kazakhstan, is engaged in the business of software development, technology solutions, data management and strategic IT consulting. The Sellers agreed to sell and assign all of their ownership interests and rights in Prime Source to LZG.

LZG agreed to purchase Prime Source for eighteen million dollars ($18,000,000), subject to a payment schedule.

Except for the Stock Purchase Agreement and the transactions contemplated thereby, neither Sellers, nor Prime Source, nor any of its officers or directors serving before the Stock Purchase Agreement had any material relationship with LZG or LZG’s affiliates prior to this transaction.

The description of the Stock Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 1.1 hereto, and the terms of which are incorporated by reference herein. This summary is not intended to modify or supplement any factual disclosures about the Company, and should not be relied upon as disclosure about the Company without consideration of the periodic and current reports and statements that the Company files with the SEC. The terms of the Stock Purchase Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the Stock Purchase Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including subsequent events, information included in public filings, disclosures made during negotiations among the parties, correspondence between the parties and disclosure schedules to the Purchase Agreement. Accordingly, such representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Stock Purchase Agreement, LZG has acquired all the interests in the Prime Source Companies, including all of their assets and liabilities.

Prime Source’s IT engineering scale paired with FatBrain’s peer intelligence AI and accessible subscription model enables tens of millions of businesses across the Near East, Central and South Asia to join the data cloud and AI revolution.

Prime Source helps its clients and their customers optimize business processes through robotic automation (BPO+RPA); digital transformation and siloed data integration; risk differentiation and ratings; insight analytics and forecasting. For example, Prime Source rapidly delivered a lending solution that helped its Uzbek client Tenge Bank accelerate its underwriting to build a US$56M auto loan portfolio, issuing 100 loans per day with under 60-minute per loan in processing time. Prime Source also provides strategic supply chain solutions and dynamic risk management and credit monitoring to thousands of businesses and large financial institutions.

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On June 22, 2022, the Company issued a press release (the “Press Release”) announcing the consummation of the transaction contemplated in the Stock Purchase Agreement. A copy of the Press Release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

Any required financial statements shall be filed by amendment to this Form 8-K no later than 71 days after the date of this filing

(b) Pro Forma Financial Information.

The pro forma financial information shall be filed by amendment to this Form 8-K no later than 71 days after the date of this filing.

(c) Shell Company Transactions.

None.

(d) Exhibits.

The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Document

1.1	Master Stock Purchase Agreement dated as of June 17, 2022, by and among Yevgeniy Chsherbinin, Victor Nazarov, and FB PrimeSource Acquisition, LLC.
99.1	Press Release of LZG International, Inc. issued on June 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 24, 2022	By:	/s/ Peter B. Ritz
Peter B. Ritz
Chief Executive and Financial Officer
Secretary
Chairman of the Board

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